Exhibit 99.1

Wayfair Announces First Quarter 2022 Results
Q1 Net Revenue of $3.0 billion
25.4 million Active Customers

BOSTON, MA — May 5, 2022 — Wayfair Inc. (NYSE: W), one of the world’s largest online destinations for the home, today reported financial results for its first quarter ended March 31, 2022.
First Quarter 2022 Financial Highlights
•Total net revenue of $3.0 billion decreased $485 million, down 13.9% year over year
•U.S. net revenue of $2.5 billion decreased $279 million, down 9.9% year over year
•International net revenue of $0.5 billion decreased $206 million, down 31.4% year over year. International Net Revenue Constant Currency Growth was (29.6)%
•Gross profit was $803 million or 26.8% of total net revenue
•Net loss was $319 million and Non-GAAP Adjusted EBITDA was $(113) million
•Diluted loss per share was $3.04
•Non-GAAP Adjusted Diluted Loss per Share was $1.96
•Net cash flows for operating activities was $(226) million and Non-GAAP Free Cash Flow was $(331) million
•Cash, cash equivalents and short-term investments totaled $2.0 billion

“While multiple macro cross-currents are filtering through the global economy, consumer health remains relatively strong. Shoppers are still very interested in the home category -- as evidenced by our most successful Way Day event ever last week, which included two of the four largest days in Wayfair’s entire history,” said Niraj Shah, CEO, co-founder and co-chairman, Wayfair.

“The companies that will be most successful in navigating this dynamic environment are those that can act with agility, balancing near-term demands with outsized longer-term opportunities -- which is an apt description for Wayfair. We are well positioned to outperform and gain share from here, particularly as supply chain constraints ease, and we are not losing sight of the massive market opportunity still ahead. At the same time, we are focused on returning to adjusted EBITDA profitability. We have complete confidence in the structural economics of our business based on the investments we have made and the key drivers that should propel profitability higher over time.”

Other First Quarter Highlights
•Active customers reached 25.4 million as of March 31, 2022, a decrease of 23.4% year over year
•LTM net revenue per active customer was $520 as of March 31, 2022, an increase of 12.8% year over year
•Orders per customer, measured as LTM orders divided by active customers, was 1.87 for the first quarter of 2022, compared to 1.98 for the first quarter of 2021
•Orders delivered in the first quarter of 2022 were 10.4 million, a decrease of 29.0% year over year
•Repeat customers placed 77.7% of total orders in the first quarter of 2022, compared to 74.5% in the first quarter of 2021
•Repeat customers placed 8.1 million orders in the first quarter of 2022, a decrease of 26.0% year over year
•Average order value was $287 for the first quarter of 2022, compared to $237 for the first quarter of 2021
•In the first quarter of 2022, 59.4% of total orders delivered were placed via a mobile device, compared to 60.0% in the first quarter of 2021
Key Financial and Operating Metrics

	Three months ended March 31,
	2022	2021
	(in millions, except LTM Net Revenue per Active Customer, Average Order Value and per share data)
Key Financial Statement Metrics:
Net revenue	$2,993	$3,478
Gross profit	$803	$1,003
(Loss) income from operations	$(310)	$26
Net (loss) income	$(319)	$18
(Loss) earnings per share:
Basic	$(3.04)	$0.18
Diluted	$(3.04)	$0.16
Net cash flows (for) from operating activities	$(226)	$177
Key Operating Metrics:
Active customers (1)	25	33
LTM net revenue per active customer (2)	$520	$461
Orders delivered (3)	10	15
Average order value (4)	$287	$237
Non-GAAP Financial Measures:
Adjusted EBITDA	$(113)	$206
Free Cash Flow	$(331)	$112
Adjusted Diluted (Loss) Earnings per Share	$(1.96)	$1.00
(1) The number of active customers represents the total number of individual customers who have purchased at least once directly from our sites during the preceding twelve-month period.
(2) LTM net revenue per active customer represents our total net revenue in the last twelve months divided by our total number of active customers for the same preceding twelve-month period.
(3) Orders delivered represents the total orders delivered in any period, inclusive of orders that may eventually be returned.
(4) We define average order value as total net revenue in a given period divided by the orders delivered in that period.

Webcast and Conference Call
Wayfair will host a conference call and webcast to discuss its first quarter 2022 financial results today at 8 a.m. (ET). Investors and participants should register for the call in advance by visiting https://bit.ly/3jc2ryI. After registering, instructions will be shared on how to join the call. The call will also be available via live webcast at https://bit.ly/3raPfhJ and supporting slides will be available at investor.wayfair.com. An archive of the webcast conference call will be available shortly after the call ends at http://investor.wayfair.com.
About Wayfair
Wayfair is the destination for all things home: helping everyone, anywhere create their feeling of home. From expert customer service, to the development of tools that make the shopping process easier, to carrying one of the widest and deepest selections of items for every space, style, and budget, Wayfair gives everyone the power to create spaces that are just right for them.
The Wayfair family of sites includes:
•Wayfair - Everything home — for a space that's all you.
•Joss & Main - The ultimate style edit for home.
•AllModern - All of modern, made simple.
•Birch Lane - A fresh take on the classics.
•Perigold - An undiscovered world of luxury design.
Wayfair generated $3.0 billion in net revenue for the three months ended March 31, 2022. Headquartered in Boston, Massachusetts with operations throughout North America and Europe, Wayfair employs approximately 18,000 people.
Media Relations Contact:
Jane Carpenter, 617-502-7595
PR@wayfair.com

Investor Relations Contact:
Jane Gelfand
IR@wayfair.com
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal and state securities laws. All statements other than statements of historical fact contained in this press release, including statements regarding our investment plans and anticipated returns on those investments, our future customer growth, our future results of operations and financial position, available liquidity and access to financing sources, our business strategy, plans and objectives of management for future operations, including our growth and expansion initiatives, consumer activity and behaviors, including seasonal trends, e-commerce adoption trends, developments in our technology and systems and anticipated results of those developments and the impact of the novel coronavirus (COVID-19) pandemic and our response to it, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions.
Forward-looking statements are based on current expectations of future events. We cannot guarantee that any forward-looking statement will be accurate, although we believe that we have been reasonable in our expectations and assumptions. Investors should realize that if underlying assumptions prove inaccurate or that known or unknown risks or uncertainties materialize, actual results could vary materially from our expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements speak only as of the date of this press release and, except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.
A list and description of risks, uncertainties and other factors that could cause or contribute to differences in our results can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and subsequent filings. We qualify all of our forward-looking statements by these cautionary statements.

WAYFAIR INC.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Unaudited)

	March 31, 2022	December 31, 2021
	(in millions, except share and per share data)
Assets:
Current assets
Cash and cash equivalents	$1,200	$1,706
Short-term investments	787	693
Accounts receivable, net	270	226
Inventories	80	69
Prepaid expenses and other current assets	343	318
Total current assets	2,680	3,012
Operating lease right-of-use assets	844	849
Property and equipment, net	698	674
Other non-current assets	34	35
Total assets	$4,256	$4,570
Liabilities and Stockholders' Deficit:
Current liabilities
Accounts payable	$1,174	$1,166
Other current liabilities	1,025	1,051
Total current liabilities	2,199	2,217
Long-term debt	3,054	3,052
Operating lease liabilities, net of current	881	892
Other non-current liabilities	26	28
Total liabilities	6,160	6,189
Stockholders’ deficit:
Convertible preferred stock, $0.001 par value per share: 10,000,000 shares authorized and none issued at March 31, 2022 and December 31, 2021	—	—
Class A common stock, par value $0.001 per share: 500,000,000 shares authorized, 79,214,401 and 79,150,937 shares issued and outstanding at March 31, 2022 and December 31, 2021	—	—
Class B common stock, par value $0.001 per share: 164,000,000 shares authorized, 25,691,670 and 25,691,761 shares issued and outstanding at March 31, 2022 and December 31, 2021	—	—
Additional paid-in capital	374	337
Accumulated deficit	(2,268)	(1,949)
Accumulated other comprehensive loss	(10)	(7)
Total stockholders’ deficit	(1,904)	(1,619)
Total liabilities and stockholders’ deficit	$4,256	$4,570

WAYFAIR INC.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	Three months ended March 31,
	2022	2021
	(in millions, except per share data)
Net revenue	$2,993	$3,478
Cost of goods sold (1)	2,190	2,475
Gross profit	803	1,003
Operating expenses:
Customer service and merchant fees (1)	151	147
Advertising	336	366
Selling, operations, technology, general and administrative (1)	626	452
Customer service center impairment and other charges	—	12
Total operating expenses	1,113	977
(Loss) income from operations	(310)	26
Interest expense, net	(8)	(7)
Other expense, net	—	(3)
(Loss) income before income taxes	(318)	16
Provision (benefit) for income taxes, net	1	(2)
Net (loss) income	$(319)	$18
(Loss) earnings per share:
Basic	$(3.04)	$0.18
Diluted	$(3.04)	$0.16
Weighted-average number of shares of common stock outstanding used in computing per share amounts:
Basic	105	103
Diluted	105	107

(1) Includes equity-based compensation and related taxes as follows:

Cost of goods sold	$3	$3
Customer service and merchant fees	8	6
Selling, operations, technology, general and administrative	101	78
	$112	$87

WAYFAIR INC.
 CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three months ended March 31,
	2022	2021
	(in millions)
Cash flows from operating activities:
Net (loss) income	$(319)	$18
Adjustments used to reconcile net (loss) income to net cash flows (for) from operating activities:
Depreciation and amortization	85	81
Equity-based compensation	104	75
Amortization of discount and issuance costs on convertible notes	2	2
Loss on impairment	—	12
Other non-cash adjustments	4	(2)
Changes in operating assets and liabilities:
Accounts receivable, net	(45)	3
Inventories	(11)	(8)
Prepaid expenses and other current assets	(20)	(64)
Other assets	—	(2)
Accounts payable and other current liabilities	(26)	58
Other liabilities	—	4
Net cash flows (for) from operating activities	(226)	177

Cash flows for investing activities:
Purchase of short- and long-term investments	(226)	(340)
Sale and maturities of short- and long-term investments	130	193
Purchase of property and equipment	(40)	(24)
Site and software development costs	(65)	(41)
Net cash flows for investing activities	(201)	(212)

Cash flows for financing activities:
Repurchase of common stock	(75)	—
Net cash flows for financing activities	(75)	—
Effect of exchange rate changes on cash and cash equivalents	(4)	(8)
Net decrease in cash and cash equivalents	(506)	(43)

Cash and cash equivalents:
Beginning of period	1,706	2,129
End of period	$1,200	$2,086

Non-GAAP Financial Measures
To supplement our unaudited consolidated and condensed financial statements presented in accordance with generally accepted accounting principles ("GAAP"), this earnings release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including Adjusted EBITDA, Free Cash Flow, Adjusted Diluted (Loss) Earnings per Share and Net Revenue Constant Currency Growth. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We have provided a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure in this earnings release.
Net Revenue Constant Currency Growth is a non-GAAP financial measure that is calculated by translating the current period local currency net revenue by the currency exchange rates used to translate the financial statements in the comparable prior-year period. We believe Net Revenue Constant Currency Growth is an important indicator of our business performance, as it provides useful information to investors and others in understanding and evaluating trends in our operating results in the same manner as our management.
Adjusted EBITDA is a non-GAAP financial measure that is calculated as net (loss) income before depreciation and amortization, equity-based compensation and related taxes, interest expense, net, other expense, net, provision (benefit) for income taxes, net, non-recurring items and other items not indicative of our ongoing operating performance. We have included Adjusted EBITDA in this earnings release because it is a key measure used by our management and our board of directors to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis as these costs may vary independent of business performance. For instance, we exclude the impact of equity-based compensation and related taxes as we do not consider this item to be indicative of our core operating performance. Investors should, however, understand that equity-based compensation and related taxes will be a significant recurring expense in our business and an important part of the compensation provided to our employees. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.
Adjusted Diluted (Loss) Earnings per Share is a non-GAAP financial measure that is calculated as net (loss) income plus equity-based compensation and related taxes, provision (benefit) for income taxes, net, non-recurring items and other items not indicative of our ongoing operating performance, and, if dilutive, interest expense associated with convertible debt instruments under the if-converted method divided by the weighted-average number of shares of common stock used in the computation of diluted (loss) earnings per share. We believe that these adjustments to our adjusted diluted net income before calculating per share amounts for all periods presented provides a more meaningful comparison between our operating results from period to period.
Free Cash Flow is a non-GAAP financial measure that is calculated as net cash flows from or for operating activities less net cash flows used to purchase property and equipment and site and software development costs (collectively, "Capital Expenditures"). We believe Free Cash Flow is an important indicator of our business performance, as it measures the amount of cash we generate. Accordingly, we believe that Free Cash Flow provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management.
We calculate forward-looking non-GAAP Adjusted EBITDA based on internal forecasts that omit certain amounts that would be included in forward-looking GAAP net (loss) income. We do not attempt to provide a reconciliation of forward-looking non-GAAP Adjusted EBITDA guidance to forward looking GAAP net (loss) income because forecasting the timing or amount of items that have not yet occurred and are out of our control is inherently uncertain and unavailable without unreasonable efforts. Further, we believe that such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance.
The non-GAAP measures have limitations as analytical tools. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures we use may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies, including other companies in our industry.

The following tables present net revenues attributable to our reportable segments for the periods indicated:

	Three Months Ended March 31,
	2022	2021
	(in millions)
U.S. net revenue	$2,542	$2,821
International net revenue	451	657
Total net revenue	$2,993	$3,478
The following table reflects the reconciliation of net (loss) income to Adjusted EBITDA for each of the periods indicated:

	Three months ended March 31,
	2022	2021
	(in millions)
Reconciliation of Adjusted EBITDA
Net (loss) income	$(319)	$18
Depreciation and amortization	85	81
Equity-based compensation and related taxes	112	87
Interest expense, net	8	7
Other expense, net	—	3
Provision (benefit) for income taxes, net	1	(2)
Other (1)	—	12
Adjusted EBITDA	$(113)	$206
(1) In the three months ended March 31, 2021 we recorded $12 million of customer service center impairment and other charges related to our plan to consolidate customer service centers.
The following table presents Adjusted EBITDA attributable to our segments, and the reconciliation of net (loss) income to Adjusted EBITDA is presented in the preceding table:

	Three months ended March 31,
	2022	2021
	(in millions)
Segment Adjusted EBITDA:
U.S.	$(30)	$227
International	(83)	(21)
Adjusted EBITDA	$(113)	$206

A reconciliation of the numerator and denominator for diluted (loss) earnings per share, the most directly comparable GAAP financial measure, to the numerator and denominator for Adjusted Diluted (Loss) Earnings per Share, in order to calculate Adjusted Diluted (Loss) Earnings per Share is as follows:

	Three months ended March 31,
	2022	2021
	(in millions, except per share data)
Numerator:
Net (loss) income	$(319)	$18
Effect of dilutive securities:
Interest expense (income) associated with convertible debt instruments	—	(1)
Numerator for diluted EPS - net (loss) income available to common stockholders after the effect of dilutive securities	(319)	17
Adjustments to net (loss) income:
Interest expense associated with convertible debt instruments	—	8
Equity-based compensation and related taxes	112	87
Provision (benefit) for income taxes, net	1	(2)
Other	—	12
Numerator for Adjusted Diluted EPS - Adjusted net income	$(206)	$122
Denominator:
Denominator for basic EPS - weighted-average number of shares of common stock outstanding	105	103
Effect of dilutive securities:
Restricted stock units	—	3
Convertible debt instruments	—	1
Dilutive potential common shares	—	4
Denominator for diluted EPS - adjusted weighted-average number of shares of common stock outstanding after the effect of dilutive securities	105	107
Adjustments to effect of dilutive securities:
Convertible debt instruments	—	15
Denominator for Adjusted Diluted EPS - adjusted weighted-average number of shares of common stock outstanding after the effect of dilutive securities	105	122
Diluted (Loss) Earnings per Share	$(3.04)	$0.16
Adjusted Diluted (Loss) Earnings per Share	$(1.96)	$1.00

The following table presents a reconciliation of net cash flows from or for operating activities to Free Cash Flow for each of the periods indicated:

	Three months ended March 31,
	2022	2021
	(in millions)
Net cash flows (for) from operating activities	$(226)	$177
Purchase of property and equipment	(40)	(24)
Site and software development costs	(65)	(41)
Free Cash Flow	$(331)	$112